										EXHIBIT 99
Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2015	31.9	30.9	27.1	26.9	26.9
2016	29.9	30.5	30.6

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2015	19.9	22.4	22.4	22.2	86.9
2016	20.5	21.1	20.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	415.9	463.9	454.1	441.6	1,775.5	2015	-9.0%	5.2%	-5.2%	-9.9%	-4.9%
2016	417.2	411.8	408.4			2016	0.3%	-11.2%	-10.1%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	157.6	146.2	145.1	157.5	606.4	2015	-6.7%	-20.6%	-11.3%	-7.1%	-11.6%
2016	147.0	155.6	137.1			2016	-6.7%	6.4%	-5.5%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	47.6	48.2	52.4	45.5	193.7	2015	-5.0%	-19.3%	-1.5%	-10.8%	-9.5%
2016	39.7	39.1	46.2			2016	-16.6%	-18.9%	-11.8%

	Revenues - Bolzoni (4)						Revenues - Bolzoni - % change yr. over yr. (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	—	38.9	36.2			2016	—	n.m.	n.m.

	Revenues - Nuvera						Revenues - Nuvera - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	1.2	0.4	0.5	0.4	2.5	2015	n.m.	n.m.	n.m.	n.m.	n.m.
2016	0.3	0.2	1.4			2016	n.m.	n.m.	n.m.

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	622.3	658.7	652.1	645.0	2,578.1	2015	-7.9%	-3.8%	-6.3%	-9.2%	-6.8%
2016	604.2	645.6	629.3			2016	-2.9%	-2.0%	-3.5%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	102.9	110.6	106.7	110.6	430.8	2015	16.5%	16.8%	16.4%	17.1%	16.7%
2016	97.9	114.0	104.6			2016	16.2%	17.7%	16.6%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	81.9	83.3	77.7	84.4	327.3	2015	13.2%	12.6%	11.9%	13.1%	12.7%
2016	88.2	102.6	99.2			2016	14.6%	15.9%	15.8%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	21.0	27.3	29.0	26.2	103.5	2015	3.4%	4.1%	4.4%	4.1%	4.0%
2016	9.7	11.4	5.4			2016	1.6%	1.8%	0.9%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	0.7	1.0	1.0	0.5	3.2
2016	0.7	1.3	1.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	0.6	(1.1)	(0.4)	(3.3)	(4.2)
2016	0.1	(1.7)	(2.9)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	19.7	27.4	28.4	29.0	104.5	2015	28.9%	16.8%	26.1%	40.3%	28.1%
2016	8.9	11.8	6.9			2016	n.m.	29.7%	n.m.

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2015	13.9	22.7	20.9	17.2	74.7
2016	10.0	8.3	12.3

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2015	7.3	7.6	7.2	6.8	28.9
2016	6.9	10.2	11.6

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2015	322.5	369.6	357.8	333.3	333.3
2016	336.7	367.1	365.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2015	9.8	8.9	10.2	17.7	46.6
2016	6.6	10.6	11.1

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2015	(3.4)	0.6	34.1	58.1	89.4
2016	(18.3)	(4.6)	45.8

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2015	(8.0)	(1.7)	(7.3)	(14.3)	(31.3)
2016	1.8	(118.0)	(10.3)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2015	(11.4)	(1.1)	26.8	43.8	58.1
2016	(16.5)	(122.6)	35.5

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2015	(0.6)	6.1	(10.3)	(2.3)	(7.1)
2016	(5.1)	36.1	(3.0)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2015	4.5	4.7	4.6	4.6	18.4
2016	4.7	4.8	4.8

	Total Debt
	Q1	Q2	Q3	Q4	FY
2015	35.1	53.7	47.0	53.1	53.1
2016	63.0	150.6	152.8

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	422.0	457.9	458.4	462.7	462.7	2015	21.9%	19.8%	18.5%	16.5%	16.5%
2016	495.9	501.4	513.0			2016	15.4%	11.9%	9.8%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)	Bolzoni was acquired on April 1, 2016.

Lift Truck Business
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2015	31.9	30.9	27.1	26.9	26.9
2016	29.9	30.5	30.6

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2015	19.9	22.4	22.4	22.2	86.9
2016	20.5	21.1	20.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	415.9	463.9	454.1	441.6	1,775.5	2015	-9.0%	5.2%	-5.2%	-9.9%	-4.9%
2016	417.2	411.8	408.4			2016	0.3%	-11.2%	-10.1%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	157.6	146.2	145.1	157.5	606.4	2015	-6.7%	-20.6%	-11.3%	-7.1%	-11.6%
2016	147.0	155.6	137.1			2016	-6.7%	6.4%	-5.5%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	47.6	48.2	52.4	45.5	193.7	2015	-5.0%	-19.3%	-1.5%	-10.8%	-9.5%
2016	39.7	39.1	46.2			2016	-16.6%	-18.9%	-11.8%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	621.1	658.3	651.6	644.6	2,575.6	2015	-8.1%	-3.9%	-6.4%	-9.3%	-6.9%
2016	603.9	606.5	591.7			2016	-2.8%	-7.9%	-9.2%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	103.7	111.0	106.9	111.0	432.6	2015	16.7%	16.9%	16.4%	17.2%	16.8%
2016	98.5	101.6	95.7			2016	16.3%	16.8%	16.2%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	76.7	77.8	71.3	78.7	304.5	2015	12.3%	11.8%	10.9%	12.2%	11.8%
2016	82.7	82.6	75.2			2016	13.7%	13.6%	12.7%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	27.0	33.2	35.6	32.3	128.1	2015	4.3%	5.0%	5.5%	5.0%	5.0%
2016	15.8	19.0	20.5			2016	2.6%	3.1%	3.5%

Lift Truck Business
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	0.7	1.0	1.0	0.5	3.2
2016	0.7	0.9	1.2

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	0.6	(1.1)	(0.4)	(3.3)	(4.2)
2016	0.1	(1.7)	(2.9)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	25.7	33.3	35.0	35.1	129.1	2015	31.5%	21.0%	28.6%	40.7%	30.5%
2016	15.0	19.8	22.2			2016	22.7%	34.3%	n.m.

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2015	17.5	26.2	24.9	20.7	89.3
2016	13.7	13.1	21.9

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2015	6.9	7.1	6.9	6.4	27.3
2016	6.5	7.0	7.3

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2015	318.7	365.3	353.3	327.2	327.2
2016	328.1	319.7	306.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2015	9.8	7.9	9.6	16.6	43.9
2016	6.0	9.7	9.5

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2015	1.1	3.6	38.0	63.3	106.0
2016	(11.6)	11.3	56.0

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2015	(8.0)	(0.7)	(6.8)	(13.2)	(28.7)
2016	2.4	(102.7)	(9.0)

Lift Truck Business
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2015	(6.9)	2.9	31.2	50.1	77.3
2016	(9.2)	(91.4)	47.0

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2015	(4.3)	2.1	(14.7)	(8.5)	(25.4)
2016	(12.3)	(3.3)	(13.4)

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

Bolzoni (1)
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	—	38.9	36.2

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2016	—	12.8	9.2

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2016	—	12.1	11.7

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2016	—	0.7	(2.5)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2016	—	0.3	(2.7)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2016	—	33.3%	18.5%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2016	—	0.1	(2.0)

(1)	Bolzoni was acquired on April 1, 2016.

Nuvera
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2015	1.2	0.4	0.5	0.4	2.5
2016	0.3	0.2	1.4

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2015	(0.8)	(0.4)	(0.2)	(0.4)	(1.8)
2016	(0.6)	(0.4)	(0.3)

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2015	5.2	5.5	6.4	5.7	22.8
2016	5.5	7.9	12.3

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2015	(6.0)	(5.9)	(6.6)	(6.1)	(24.6)
2016	(6.1)	(8.3)	(12.6)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2015	(6.0)	(5.9)	(6.6)	(6.1)	(24.6)
2016	(6.1)	(8.3)	(12.6)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2015	40.0%	40.7%	39.4%	42.6%	40.7%
2016	39.3%	41.0%	39.7%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2015	(3.6)	(3.5)	(4.0)	(3.5)	(14.6)
2016	(3.7)	(4.9)	(7.6)